UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 18, 2004

Wells-Gardner Electronics Corporation

(Exact name of registrant as specified in its charter)

Illinois	1-8250	36-1944630
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9500 West 55th Street, Suite A, McCook, Illinois		60525-3605
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (708) 290-2100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14d-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 -        Financial Information.

Item 2.02.          Regulation FD Disclosure.

(a)       On October 18, 2004, the Company issued a press release, which appears as Exhibit 99.1 hereto, announcing its 2004 third quarter and nine month results.  The press release is incorporated by reference in response to this Item 2.02.

Section 9 -        Financial Statements and Exhibits.

Item 9.01.          Financial Statements and Exhibits.

(c)                  Exhibits

99.1                Press release dated October 18, 2004

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WELLS-GARDNER ELECTRONICS CORPORATION

Dated: October 18, 2004	By:	/s/ GEORGE B. TOMA
George B. Toma, CPA, CMA
Vice President of Finance,
Chief Financial Officer,
Treasurer and Corporate Secretary